J.P. MORGAN ACCESS FUNDS

JPMorgan Access Balanced Fund

JPMorgan Access Growth Fund

(All Share Classes)

(series of JPMorgan Trust I)

Supplement dated March 1, 2012 to the

Prospectuses dated November 1, 2011

Effective immediately, the portfolio manager information for JPMorgan Access Balanced Fund and JPMorgan Access Growth Fund (each, a “Fund”, and collectively, the “Funds”) in the section titled “Management” in each Fund’s “Risk/Return Summary” is hereby deleted in its entirety and replaced with the following:

Management

Investment Adviser

J.P. Morgan Investment Management Inc.

Investment Sub-Adviser

J.P. Morgan Private Investments Inc.

Portfolio Manager	Managed the Fund Since	Primary Title
Richard Madigan, Jr.	2009	Managing Director
Ken Louie	2009	Executive Director
Jonathan A. Shelon	2012	Managing Director

In the section “More About the Funds”, the section titled “Expenses of Underlying Funds” is hereby deleted in its entirety and replaced by the following:

Expenses of Underlying Funds. The Acquired Fund (Underlying Fund) Fees and Expenses reflected in each Fund’s “Annual Fund Operating Expenses” table are based on the estimated target allocation of that Fund’s assets among the underlying funds including ETFs as of the date of this prospectus. Each Fund invests in Class R6 Shares or the equivalent of the underlying funds to the extent that they are available. To the extent that an underlying fund does not offer Class R6 Shares, each Fund will invest in Class R5 Shares or the equivalent. Many of the underlying funds do not offer Class R5 or Class R6 Shares, therefore, each Fund will invest in Institutional Class Shares, if available. To the extent that an underlying fund does not offer Class R6, Class R5 or Institutional Class Shares, each Fund will invest in Select Class Shares, if available. Acquired Fund (Underlying Fund) Fees and Expenses will vary with changes in expenses of the underlying funds, as well as allocations of each Fund’s assets, and may be higher or lower than those shown. Acquired Fund (Underlying Fund) Fees and Expenses include dividend expenses related to short sales by the underlying funds.

In addition, the paragraph in the section titled “The Funds’ Management and Administration — The Portfolio Managers” is hereby deleted in its entirety and replaced by the following:

The Portfolio Managers

The lead portfolio managers who are primarily responsible for the day-to-day management of the Funds are listed below.

The senior portfolio management team consists of Richard Madigan, Managing Director of JPMorgan Chase Bank, N.A. and Head of the Access Funds Investment Team at J.P. Morgan Private Investments Inc., Ken Louie, Executive Director, and Jonathan A. Shelon, Managing Director. The team is led by Mr. Madigan who, in addition to Mr. Louie and Mr. Shelon, formulates the asset allocation strategy for each of the Funds, as well as determines which of the underlying investment strategies should be used as investments in the portfolio. In addition to being the Chief Investment Officer for the JPMorgan Global Access Portfolios since 2005, Mr. Madigan is also a senior member of the J.P. Morgan Private Bank Strategy Team responsible for the development of investment strategy, including tactical and strategic asset allocation for over $700 billion in high net worth client assets. Prior to joining JPMorgan

SUP-ACCESS-PM-312

in 2004, Mr. Madigan was Head of Emerging Markets Investments and Portfolio Manager at Offitbank, a New York-based wealth management boutique from 1998–2002, where he managed in excess of $1 billion in both on and off-shore portfolios, including the firm’s flagship emerging markets mutual fund. Mr. Louie is an investment strategist on the Global Markets Strategy Team at J.P. Morgan Private Bank and has served as a portfolio manager for the JPMorgan Global Access Portfolios since 2009. An employee since 1990, Mr. Louie previously managed over $6 billion in high net worth and private foundation assets at the J.P. Morgan Private Bank. Jonathan Shelon is Managing Director and U.S. Head of the Global Access Portfolios at J.P. Morgan, starting in December 2011. Prior to joining J.P. Morgan, Mr. Shelon spent ten years as a portfolio manager at Fidelity Investments where he had managed multi-asset class portfolios for institutional clients and target-date strategies for college-savings and retirement investors. Before Fidelity, Mr. Shelon held consulting roles at Callan Associates, an institutional investment consulting firm, and Milliman, a leading consulting organization to the insurance industry.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Funds.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

J.P. MORGAN ACCESS FUNDS

JPMorgan Access Balanced Fund

JPMorgan Access Growth Fund

(All Share Classes)

(series of JPMorgan Trust I)

Supplement dated March 1, 2012

to the Statement of Additional Information, dated November 1, 2011

The following sections are added to the information in the SAI under the headings “Portfolio Managers – Portfolio Managers’ Other Accounts Managed” and “Portfolio Managers – Portfolio Managers’ Ownership of Securities” with respect to the JPMorgan Access Balanced Fund and the JPMorgan Access Growth Fund:

Portfolio Managers’ Other Accounts Managed

Non-Performance Based Fee Advisory Accounts

	REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)
Access Balanced Fund
Jonathan A. Shelon*	1	$1,111	0	0	0	0
Access Growth Fund
Jonathan A. Shelon*	1	870	0	0	0	0

*	As of 1/31/12

Performance Based Fee Advisory Accounts

	REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)
Access Balanced Fund
Jonathan A. Shelon*	0	0	0	0	0	0
Access Growth Fund
Jonathan A. Shelon*	0	0	0	0	0	0

*	As of 1/31/12

Portfolio Managers’ Ownership of Securities

Aggregate Dollar Range of Securities in the Funds

	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Access Balanced Fund
Jonathan A. Shelon*	0	0	0	0	0	0	0
Access Growth Fund
Jonathan A. Shelon*	0	0	0	0	0	0	0

*	As of 1/31/12

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

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